[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO            383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                           New York, N.Y. 10179
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS



                          $1,300,000,000 (Approximate)


                           RASC SERIES 2003-KS4 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS4




                             MAY 13, 2003 (PART II)



--------------------------------------------------------------------------------
                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2003-KS4 TRUST
Computational Materials:  Preliminary Term Sheet
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION

--------------------------------------------------------------------------------

                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                   GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL        MINIMUM        MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cutoff Date Aggregate Principal Balance         $632,426,757.46
Number of Loans                                                       6,323
Average Current Loan Balance                                    $100,020.05      $8,331.36    $545,759.48
(1) (2) Weighted Average Original Loan-to-Value Ratio                78.79%         12.00%        100.00%
(1) Weighted Average Mortgage Rate                                   8.069%         5.350%        14.500%
(1) Weighted Average Net Mortgage Rate                               6.821%         3.995%        13.920%
(1) Weighted Average Remaining Term to Maturity (months)                326             84            360
(1) (3) Weighted Average Credit Score                                   623            456            810
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                      0.00%
                                              Fixed                                         100.00%

         Fully Amortizing Mortgage Loans                                                     92.11%

         Lien                                 First                                          95.02%
                                              Second                                          4.98%

         Property Type                        Single-family detached                         81.16%
                                              Planned Unit Developments
                                              (detached)                                      5.86%
                                              Two- to four- family units                      6.81%
                                              Condo Low-Rise (less than 5
                                              stories)                                        2.38%
                                              Condo Mid-Rise (5 to 8 stories)                 0.01%
                                              Condo High-Rise (9 stories or more)             0.07%
                                              Manufactured Home                               1.11%
                                              Planned Unit Developments
                                              (attached)                                      1.39%
                                              Leasehold                                       0.01%
                                              Townhouse (2 to 4 family units)                 0.19%
                                              Townhouse                                       1.02%

         Occupancy Status                     Primary Residence                              90.84%
                                              Non-Owner Occupied                              8.58%
                                              Second Home/Vacation                            0.57%

         Geographic Distribution              California                                     16.44%
                                              Florida                                         8.80%
                                              Texas                                           7.94%
                                              New York                                        5.45%

         Number of States (including DC)      51
         Largest Zip Code Concentration       06810                                           0.22%
         Loans with Mortgage Insurance        60.69%
         Loans with Prepayment Penalties                                                     69.50%
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                     LOANS          CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                          61         $3,883,390                         0.61%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                           128          8,098,491                        1.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                           255         16,502,577                        2.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                           475         35,875,268                        5.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                           584         46,379,943                        7.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                           778         71,627,434                       11.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                         1,172        120,266,787                       19.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                         1,021        107,433,058                       16.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                           772         92,010,310                       14.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                           476         56,495,755                        8.93
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                           251         29,085,231                        4.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                           138         17,817,359                        2.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                           102         12,466,487                        1.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                            40          5,340,951                        0.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                       59          8,595,516                        1.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                       6,312       $631,878,555                        99.91%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                                     11            548,202                        0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                            6,323       $632,426,757                       100.00%
==========================================================================================================

        (1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                  NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
           PRINCIPAL BALANCES                 LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $0 - $100,000                         3,984        $209,120,622                        33.07%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                              1,678         234,008,188                       37.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                                448         107,786,194                       17.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                                160          57,302,407                        9.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                                 47          21,055,789                        3.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                                  6           3,153,556                        0.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                           6,323        $632,426,757                       100.00%
==========================================================================================================


----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


NET MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
           NET MORTGAGE RATES                  LOANS          CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                    2            $465,812                         0.07%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                   23           5,468,520                        0.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                                  253          53,632,102                        8.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                  386          64,282,987                       10.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                  606          86,285,082                       13.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                  779         101,480,075                       16.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                  826          92,841,540                       14.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                  681          69,256,882                       10.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                  482          44,050,047                        6.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                  543          39,455,965                        6.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                  311          23,304,708                        3.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                  239          15,203,052                        2.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                  147           8,576,812                        1.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                  162           6,774,549                        1.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                  106           4,155,446                        0.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                  121           3,699,796                        0.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                   87           2,146,299                        0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                  131           3,145,061                        0.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                                   17             382,931                        0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                                  413           7,686,527                        1.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                    8             132,564                        0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                           6,323        $632,426,757                       100.00%
==========================================================================================================


----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                       NUMBER       PRINCIPAL BALANCE     PERCENT OF AGGREGATE
                                                            OUTSTANDING AS OF      PRINCIPAL BALANCE
                                            OF MORTGAGE       THE STATISTICAL    OUTSTANDING AS OF THE
             MORTGAGE RATES                    LOANS           CUTOFF DATE      STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  5.000% - 5.499%                                       1          $110,875                         0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                     31         7,416,847                        1.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                    130        28,820,960                        4.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                    565       105,051,289                       16.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                    502        72,993,974                       11.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                  1,064       134,928,685                       21.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                    726        76,286,448                       12.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                  1,060        92,449,664                       14.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                    532        42,374,536                        6.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                    423        29,405,742                        4.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                    170        10,797,887                        1.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                    216         9,542,834                        1.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                    105         4,043,806                        0.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                    127         4,154,141                        0.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                     97         2,541,780                        0.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                                    134         3,208,782                        0.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                                     14           417,169                        0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                    418         7,748,775                        1.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.499%                                      5            68,970                        0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.500% - 14.999%                                      3            63,593                        0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                             6,323      $632,426,757                       100.00%
==========================================================================================================

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
            RANGE OF ORIGINAL                  NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
        LOAN-TO-VALUE RATIOS (1)               LOANS          CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% -  50.00%                                   316        $25,641,455                         4.05%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% -  55.00%                                    129         13,396,667                        2.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% -  60.00%                                    162         17,906,657                        2.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% -  65.00%                                    249         29,002,950                        4.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% -  70.00%                                    386         46,080,232                        7.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% -  75.00%                                    567         65,794,924                       10.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% -  80.00%                                  1,461        178,232,132                       28.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% -  85.00%                                    719         85,058,114                       13.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% -  90.00%                                    946        113,769,999                       17.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% -  95.00%                                    398         32,196,549                        5.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 95.01% - 100.00%                                    990         25,347,078                        4.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                            6,323      $ 632,426,757                       100.00%
==========================================================================================================

        (1) With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.




----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                                               NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
           STATE OR TERRITORY                  LOANS          CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
California                                           555       $103,977,759                        16.44%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Florida                                              589         55,674,513                        8.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Texas                                                720         50,219,143                        7.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
New York                                             207         34,497,676                        5.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Tennessee                                            368         22,057,786                        3.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Virginia                                             212         20,769,195                        3.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Massachusetts                                        108         20,644,046                        3.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Michigan                                             277         20,391,871                        3.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ohio                                                 246         19,493,568                        3.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                                  3,041        284,701,201                       45.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                            6,323       $632,426,757                       100.00%
==========================================================================================================

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
              LOAN PURPOSE                     NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                          1,820       $117,627,127                        18.60%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Equity Refinance                                  3,967        454,744,711                       71.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                                 536         60,054,919                        9.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                            6,323       $632,426,757                       100.00%
==========================================================================================================

MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           DOCUMENTATION TYPE                  NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                                5,198       $501,543,488                        79.30%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                             1,125        130,883,269                       20.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                            6,323       $632,426,757                       100.00%
==========================================================================================================




----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


OCCUPANCY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                OCCUPANCY                      NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                                                                                 90.84%
                                                   5,677       $574,527,377
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non-Owner Occupied                                                                                8.58
                                                     607         54,275,726
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second Home/Vacation Home                                                                         0.57
                                                      39          3,623,655
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                  TOTAL                            6,323       $632,426,757                       100.00%
==========================================================================================================

MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Single-family detached                              5,308                                          81.16%
                                                               $513,269,565
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Developments (detached)                  297                                          5.86
                                                                 37,047,366
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Two- to four- family units                            291
                                                                 43,048,214                        6.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5 stories)                  145
                                                                 15,042,105                        2.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Mid-Rise (5 to 8 stories)                         2
                                                                     67,366                        0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories or more)                     2
                                                                    473,000                        0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Manufactured Home                                     103
                                                                  6,995,726                        1.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Developments (attached)                   82
                                                                  8,807,131                        1.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Leasehold                                               1
                                                                     27,195                        0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Townhouse (2 to 4 family units)                         5
                                                                  1,205,216                        0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Townhouse                                              87
                                                                  6,443,876                        1.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                              6,323                                         100.00%
                                                               $632,426,757
==========================================================================================================


CREDIT GRADES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
A4                                                2,388        $280,980,185                        44.43%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
AM                                                  993          79,960,147                       12.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
AX                                                2,182         216,027,373                       34.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
B                                                   536          39,849,667                        6.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
C                                                   141          10,137,831                        1.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CM                                                   83           5,471,554                        0.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                             6,323      $632,426,757                       100.00%
==========================================================================================================


----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                OUTSTANDING AS OF       PRINCIPAL BALANCE
                                OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                   LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
None                                   2,494        $192,896,308                        30.50%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
12 Months                                262          40,937,088                        6.47
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
24 Months                                337          40,713,960                        6.44
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
36 Months                              2,566         292,450,089                       46.24
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
48 Months                                 11           1,422,384                        0.22
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
60 Months                                641          62,565,191                        9.89
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 Other(1)                                 12           1,441,738                        0.23
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                 TOTAL                 6,323        $632,426,757                       100.00%
-----------------------------------------------------------------------------------------------


(1)   Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2003-KS4 TRUST
Computational Materials:  Preliminary Term Sheet


----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


LOAN GROUP I
LOAN       AGGREGATE    MORTGAGE   NET        ORIGINAL     REMAINING    REMAINING   AGE
                                    ORTGAGE                              TERM TO
                                    ATE (%)* AMORTIZATION MORTIZATION    MATURITY
                                               TERM TO   A  TERM TO     OR BALLOON
           PRINCIPAL     RATE (%)  M          MATURITY     MATURITY    F  LOANS
 NUMBER   BALANCE ($)              R          (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
           51,263,839.79      9.573     8.651    360          359           179          1
    1
    2      56,515,270.19      8.140     6.956    177          176           N/A          1
    3     542,220,890.02      7.919     6.634    356          355           N/A          1




                                 GROUP II-A MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cutoff Date Aggregate Principal Balance         $200,685,735.17
Number of Loans                                                       1,648
Average Current Loan Balance                                    $121,775.32      $14,328.75   $322,700.00
(1)  Weighted Average Original Loan-to-Value Ratio                   81.28%           17.00        95.00%
(1) Weighted Average Mortgage Rate                                   7.824%          3.875%       12.450%
(1) Weighted Average Net Mortgage Rate                               6.049%          3.420%       11.870%
(1) Weighted Average Note Margin                                     7.708%          1.250%       13.550%
(1) Weighted Average Maximum Mortgage Rate                          14.031%         11.150%       19.450%
(1) Weighted Average Minimum Mortgage Rate                           7.979%          3.000%       13.550%
(1) Weighted Average Term to Next Rate Adjustment Rate                   27               1            37
(months)
(1) Weighted Average Remaining Term to Maturity (months)                359              59           360
(1) (2) Weighted Average Credit Score                                   612             473           800
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.63% of the Group II-A Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         83.24%
                                              Two to Four Family Units                        5.95%
                                              Planned Unit Development (detached)             4.25%
                                              Condo Low-Rise (less than 5
                                              stories)                                        2.97%
                                              Planned Unit Development (attached)             2.53%
                                              Townhouse                                       1.04%
                                              Condo Mid-Rise (5 to 8 stories)                 0.03%

         Occupancy Status                     Primary Residence                              85.66%
                                              Non-Owner Occupied                             13.39%
                                              Second Home/Vacation Home                       0.95%

         Geographic Distribution              Minnesota                                      12.92%
                                              California                                     11.33%
                                              Michigan                                        8.91%
                                              Florida                                         6.34%
                                              Wisconsin                                       6.18%
                                              Illinois                                        4.85%
                                              Colorado                                        4.17%
                                              North Carolina                                  3.19%

         Number of States (including DC)      50
         Largest Zip Code Concentration       55412                                           0.63%
         Loans with Mortgage Insurance        71.21%
         Loans with Active Prepayment                                                        81.50%
                Penalties


----------------------------------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                                                                        0.55%
                                                      9           $1,109,044
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                                                                         0.67
                                                     13            1,342,253
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539
                                                     62            5,808,967                       2.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559
                                                    165           19,294,134                       9.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579
                                                    210           23,924,402                      11.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599
                                                    208           25,851,431                      12.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619
                                                    324           41,697,128                      20.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                                                                        15.61
                                                    245           31,324,983
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659
                                                    154           19,110,115                       9.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679
                                                    123           15,397,002                       7.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699
                                                     54            6,570,300                       3.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719
                                                     25            3,181,884                       1.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739
                                                     19            2,567,041                       1.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759
                                                     11            1,407,400                       0.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater
                                                     12            1,355,331                       0.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES
                                                  1,634         $199,941,415                       99.63%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)
                                                     14              744,321                       0.37
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                                                                          23.37%
                                                    683          $46,891,251
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                                                                              55.01
                                                    787          110,405,724
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000
                                                    167           39,968,340                      19.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000
                                                     11            3,420,420                       1.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                    2             $233,849                        0.12%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                   20            3,119,712                       1.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                   78           10,912,209                       5.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                                  201           28,921,963                      14.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                  316           42,135,927                      21.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                  280           32,282,399                      16.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                  172           19,892,665                       9.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                  145           16,164,857                       8.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                  128           16,571,479                       8.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                  111           12,240,635                       6.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                   93           10,175,587                       5.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                   58            4,913,238                       2.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                   26            1,961,335                       0.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                    8              603,892                       0.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                    7              353,550                       0.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                    1               83,223                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                    1               55,250                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                    1               63,963                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  3.500% - 3.999%                                                                                   0.01%
                                                      1              $14,329
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%
                                                      1              136,321                       0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                                                                 2.15
                                                     22            4,312,688
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                                                                 3.35
                                                     47            6,727,664
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%
                                                    175           24,850,885                      12.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%
                                                    213           29,537,746                      14.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%
                                                    446           57,751,575                      28.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%
                                                    288           33,114,216                      16.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%
                                                    242           26,106,817                      13.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%
                                                    119           10,719,472                       5.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%
                                                     64            5,406,514                       2.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%
                                                     16            1,235,687                       0.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%
                                                      9              419,631                       0.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%
                                                      1               77,700                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%
                                                      3              210,527                       0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%
                                                      1               63,963                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  0.01% - 50.00%                                                                                    2.34%
                                                     49           $4,705,583
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                                                                   0.46
                                                      9              925,092
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%
                                                     28            2,708,949                       1.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%
                                                     49            5,143,237                       2.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%
                                                     97           10,914,336                       5.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%
                                                    139           17,082,355                       8.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%
                                                    512           62,283,342                      31.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%
                                                    255           32,799,057                      16.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%
                                                    403           50,728,883                      25.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%
                                                    107           13,394,901                       6.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Minnesota                                                                                          12.92%
                                                    184          $25,921,798
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
California                                                                                        11.33
                                                    131           22,747,606
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Michigan                                            162           17,874,395                       8.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Florida                                             108           12,730,780                       6.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Wisconsin                                           119           12,395,495                       6.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Illinois                                             81            9,735,334                       4.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Colorado                                             51            8,377,623                       4.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

North Carolina                                       55            6,398,324                       3.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                                                                                 42.11
                                                    757           84,504,380
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================




MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
 Equity Refinance                                                                                  63.84%
                                                  1,012         $128,118,647
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                                                                         30.16
                                                    536           60,535,612
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance
                                                    100           12,031,476                       6.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                                                                                77.68%
                                                  1,310         $155,900,217
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                                                                            22.32
                                                    338           44,785,519
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================




OCCUPANCY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                                                                                 85.66%
                                                  1,382         $171,913,294
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non-Owner Occupied                                                                               13.39
                                                    250           26,874,079
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second Home/Vacation Home                           16            1,898,362                       0.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================




MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                          OF MORTGAGE        THE STATISTICAL     OUTSTANDING AS OF THE
                                             LOANS            CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                          1,401          $167,054,184                       83.24%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two to Four Family Units                           97            11,938,994                       5.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Development (detached)                54             8,536,058                       4.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)               48             5,954,204                       2.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Development (attached)                31             5,068,786                       2.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                          16             2,078,693                       1.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                     1                54,816                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================




CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                                                                                44.34%
                                                    701          $88,988,337
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                                                                               25.69
                                                    401           51,563,324
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 AM                                                 269           31,988,498                      15.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 B                                                  157           16,310,380                       8.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 C                                                   96            9,995,415                       4.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                                                                                0.92
                                                     24            1,839,781
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================




PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                               293          $36,889,253                       18.38%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                           76           10,192,946                       5.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                          687           86,726,850                      43.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                          538           61,273,578                      30.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months                                            3              244,100                       0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                           45            4,663,300                       2.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)
                                                      6              695,709                       0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


(1)   Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.


NOTE MARGINS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   1.000% - 1.499%                                    1             $194,650                        0.10%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   1.500% - 1.999%                                    1               14,329                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                    1               96,785                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                    5              988,071                       0.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                                   19            3,618,297                       1.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                   15            2,125,119                       1.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                   40            5,544,920                       2.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                   49            6,588,037                       3.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                  246           35,683,926                      17.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                  180           22,747,353                      11.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                  301           37,459,784                      18.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                  320           38,236,409                      19.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                  276           29,079,444                      14.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                  100            9,810,479                       4.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                   47            4,906,829                       2.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                   29            2,255,195                       1.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                   12              897,232                       0.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                    5              374,914                       0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                    1               63,963                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                                   17           $3,546,930                        1.77%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                                  151           21,228,220                      10.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                                  617           82,515,818                      41.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                                  563           65,060,644                      32.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                                  245           23,653,334                      11.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                                   48            4,213,098                       2.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                                    5              348,477                       0.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                                    1               55,250                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 19.000% - 19.999%                                    1               63,963                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================



MINIMUM MORTGAGE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    3.000% -  3.999%                                  1              $96,785                        0.05%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    4.000% -  4.999%                                  1              128,250                       0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    5.000% -  5.999%                                 25            4,596,630                       2.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    6.000% -  6.999%                                154           22,463,096                      11.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    7.000% -  7.999%                                566           74,915,950                      37.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    8.000% -  8.999%                                660           75,668,684                      37.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    9.000% -  9.999%                                186           18,721,359                       9.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   10.000% -10.999%                                  47            3,528,799                       1.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   11.000% -11.999%                                   7              502,218                       0.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   13.000% -13.999%                                   1               63,963                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  May 2003                                            2                                             0.05%
                                                                    $104,092
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  June 2003                                           1                                            0.02
                                                                      42,843
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  July 2003                                           2                                            0.16
                                                                     327,778
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  September 2003                                      1               77,915                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  October 2003                                        1               39,820                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  November 2003                                       1              103,025                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  December 2003                                       1               76,562                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2004                                       1              217,717                       0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2004                                          1              138,615                       0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2004                                          4              558,335                       0.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2004                                            1              110,985                       0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  June 2004                                           1               67,915                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  July 2004                                           1              108,690                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  September 2004                                      1               54,488                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  October 2004                                        1              148,281                       0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  November 2004                                       4              316,764                       0.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  December 2004                                       4              763,665                       0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  January 2005                                       33            4,418,813                       2.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2005                                      57            7,074,810                       3.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2005                                        295           38,182,024                      19.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2005                                        636           78,657,369                      39.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2005                                          111           13,534,797                       6.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  June 2005                                           3              274,382                       0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  September 2005                                      2              218,621                       0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  October 2005                                        2              121,052                       0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  November 2005                                       1               90,605                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  December 2005                                       2              373,977                       0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  January 2006                                        6              618,161                       0.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2006                                      12            1,176,533                       0.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  March 2006                                         60                                            3.47
                                                                   6,959,116
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  April 2006                                        305                                           17.07
                                                                  34,266,299
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2006                                           95           11,461,686                       5.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,685,735                      100.00%
                                      1,648
==========================================================================================================


                                 GROUP II-B MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cutoff Date Aggregate Principal Balance         $201,035,716.99
Number of Loans                                                       1,340
Average Current Loan Balance                                    $150,026.65      $21,250.00   $650,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                   81.96%          13.00%        95.00%
(1) Weighted Average Mortgage Rate                                   7.959%          5.300%       12.150%
(1) Weighted Average Net Mortgage Rate                               6.194%          3.120%       11.570%
(1) Weighted Average Note Margin                                     7.558%          4.050%       11.733%
(1) Weighted Average Maximum Mortgage Rate                          14.285%         11.300%       19.090%
(1) Weighted Average Minimum Mortgage Rate                           7.935%          4.625%       12.150%
(1) Weighted Average Term to Next Rate Adjustment Rate                   26               8            37
(months)
(1) Weighted Average Remaining Term to Maturity (months)                360             355           360
(1) (2) Weighted Average Credit Score                                   611             468           797
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.76% of the Group II-C Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         79.18%
                                              Planned Unit Developments
                                              (detached)                                     10.21%
                                              Two to Four Family Units                        4.51%
                                              Condo Low-Rise (less than 5
                                              stories)                                        2.80%
                                              Planned Unit Developments
                                              (attached)                                      1.23%
                                              Manufactured Housing                            1.22%
                                              Townhouse                                       0.75%
                                              Leasehold                                       0.09%

         Occupancy Status                     Primary Residence                              92.58%
                                              Non-Owner Occupied                              5.99%
                                              Second Home/Vacation Home                       1.44%

         Geographic Distribution              California                                     22.17%
                                              Michigan                                        7.92%
                                              Florida                                         6.56%
                                              Illinois                                        5.52%
                                              Texas                                           5.35%
                                              Massachusetts                                   3.86%
                                              Georgia                                         3.77%
                                              Arizona                                         3.36%
                                              North Carolina                                  3.06%
         Number of States                     48
         Largest Zip Code Concentration       98024                                           0.55%
         Loans with Mortgage Insurance        69.56%
         Loans with Active Prepayment                                                        82.03%
Penalties
----------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                                      $1,089,579                        0.54%
                                       12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                                                                         2.41
                                                     43            4,839,688
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539
                                                     88            9,049,388                       4.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559
                                                    148           16,639,025                       8.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579
                                                    206           25,936,865                      12.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599
                                                    170           24,266,110                      12.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619
                                                    244           36,869,764                      18.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                                                                        14.97
                                                    167           30,085,390
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659
                                                    100           19,985,399                       9.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679
                                                     58           11,857,149                       5.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699
                                                     41            8,679,952                       4.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719
                                                     16            3,388,960                       1.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739
                                                     20            3,830,981                       1.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759
                                                     12            2,454,666                       1.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater
                                                      8            1,577,736                       0.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                                      $
                                                  1,333          200,550,652                       99.76%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)
                                                      7              485,065                       0.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                                        $37,371,455                       18.59%
                                       541
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                                                                              35.81
                                                    495           71,994,156
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000
                                                    170           41,061,559                      20.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000
                                                    108           37,999,903                      18.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000
                                                     16            7,145,144                       3.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000
                                                      9            4,813,500                       2.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $600,001 - $700,000
                                                      1              650,000                       0.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================


NET MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                   13                                             1.81%
                                                                  $3,643,368
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%
                                                     23            6,182,989                       3.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%
                                                     34            9,348,518                       4.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%
                                                    121           24,189,107                      12.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%
                                                    198           35,530,396                      17.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%
                                                    180           28,960,828                      14.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%
                                                    148           21,960,224                      10.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%
                                                     84           13,325,718                       6.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%
                                                    158           19,693,064                       9.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%
                                                    106           12,291,450                       6.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%
                                                     67            6,963,966                       3.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%
                                                     71            7,314,902                       3.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%
                                                     69            6,748,050                       3.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%
                                                     39            2,924,772                       1.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%
                                                     14            1,045,834                       0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%
                                                     11              569,332                       0.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%
                                                      2              182,000                       0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%
                                                      2              161,200                       0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================



MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                                                                  0.28%
                                                      2             $555,592
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                                                                 6.33
                                                     46           12,722,312
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                                                                 4.71
                                                     35            9,477,402
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%
                                                     82           21,287,105                      10.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%
                                                    158           28,683,615                      14.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%
                                                    244           40,837,894                      20.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%
                                                    175           23,038,998                      11.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%
                                                    167           21,153,248                      10.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%
                                                    109           13,903,338                       6.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%
                                                    193           19,461,810                       9.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%
                                                     66            5,699,705                       2.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%
                                                     39            2,835,257                       1.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%
                                                     16              834,094                       0.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%
                                                      4              277,888                       0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%
                                                      4              267,459                       0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  0.01% - 50.00%                                                                                    1.17%
                                                     30           $2,360,058
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                                                                   0.19
                                                      6              382,425
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%
                                                     21            2,507,256                       1.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%
                                                     41            5,251,437                       2.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%
                                                     77            9,133,428                       4.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%
                                                    101           12,195,426                       6.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%
                                                    437           74,010,822                      36.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%
                                                    263           37,324,162                      18.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%
                                                    273           41,547,769                      20.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%
                                                     91           16,322,935                       8.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
California                                                                                         22.17%
                                                    185          $44,569,115
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Michigan                                                                                           7.92
                                                    144           15,922,331
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Florida                                              98           13,180,299                       6.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Illinois                                             69           11,087,172                       5.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Texas                                                74           10,758,143                       5.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Massachusetts                                        33            7,754,186                       3.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Georgia                                              45            7,570,300                       3.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Arizona                                              40            6,748,974                       3.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
North Carolina                                                                                     3.06
                                                     48            6,146,874
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States
                                                    604           77,298,323                      38.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================



MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
 Equity Refinance                                               $103,789,523                       51.63%
                                       750
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                                                                         41.62
                                                    512           83,666,781
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance
                                                     78           13,579,414                       6.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                                             $164,788,584                       81.97%
                                      1,111
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                                                                            18.03
                                                    229           36,247,133
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                                              $186,110,026                       92.58%
                                      1,217
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non-Owner Occupied                                                                                5.99
                                                    111           12,032,408
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second Home/Vacation Home
                                                     12            2,893,283                       1.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                          OF MORTGAGE        THE STATISTICAL     OUTSTANDING AS OF THE
                                             LOANS            CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                                         $159,187,153                       79.18%
                                      1,101
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)                                                             10.21
                                                    90            20,532,023
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two to Four Family Units
                                                    58             9,074,536                       4.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)
                                                    40             5,630,310                       2.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)
                                                    10             2,476,263                       1.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Housing
                                                    29             2,453,135                       1.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse
                                                    11             1,498,548                       0.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Leasehold
                                                     1               183,750                       0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================



CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                                              $81,674,048                       40.63%
                                       471
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                                                                               26.27
                                                    299           52,808,347
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 AM                                                 256           33,230,528                      16.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 B                                                  185           20,944,664                      10.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 C                                                   82            7,888,805                       3.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                                                                                2.23
                                                     47            4,489,325
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================



   PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                               198          $36,123,611                       17.97%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                           74                                            6.71
                                                                  13,485,809
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months
                                                    631          102,461,971                      50.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months
                                                    366           42,265,298                      21.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months
                                                     63            5,919,025                       2.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)
                                                      8              780,003                       0.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================

(1)   Not 0, 12, 24, 36 or 60 months and not more than 60 months.


NOTE MARGINS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                                                                  1.58%
                                                     11           $3,183,392
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%
                                                     26            6,859,976                       3.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%
                                                     24            7,281,966                       3.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%
                                                     40            9,502,407                       4.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%
                                                     46           11,712,941                       5.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%
                                                    154           30,128,281                      14.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%
                                                    156           24,576,180                      12.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%
                                                    202           31,142,530                      15.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%
                                                    207           27,756,936                      13.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%
                                                    136           16,363,072                       8.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%
                                                    178           18,770,700                       9.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%
                                                     80            7,671,911                       3.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%
                                                     43            3,825,421                       1.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%
                                                     28            1,763,542                       0.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%
                                                      6              341,863                       0.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%
                                                      3              154,600                       0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                                               $10,961,871                        5.45%
                                       41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%
                                                     73           20,369,162                      10.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%
                                                    325           57,613,190                      28.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%
                                                    381           55,393,131                      27.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%
                                                    313           36,499,158                      18.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%
                                                    154           15,990,372                       7.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%
                                                     48            3,920,123                       1.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%
                                                      4              190,709                       0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 19.000% - 19.999%
                                                      1               98,000                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================



MINIMUM MORTGAGE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    4.000% -  4.999%                                  5           $1,507,200                        0.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    5.000% -  5.999%
                                                     56           14,156,620                       7.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    6.000% -  6.999%
                                                    121           28,847,385                      14.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    7.000% -  7.999%
                                                    381           66,544,321                      33.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    8.000% -  8.999%
                                                    355           49,388,643                      24.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    9.000% -  9.999%
                                                    287           30,063,572                      14.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   10.000% -10.999%
                                                    110            9,135,044                       4.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   11.000% -11.999%
                                                     22            1,223,474                       0.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   12.000% -12.999%
                                                      3              169,459                       0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================





NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  December 2003                                                                                     0.05%
                                                      1             $ 93,954
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  November 2004                                                                                    0.16
                                                      1              320,058
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  December 2004                                                                                    0.12
                                                      2              237,828
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  January 2005                                        9            1,497,037                       0.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2005                                      35            6,004,386                       2.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2005                                        245           39,916,249                      19.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2005                                        625          101,667,927                      50.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2005                                           71            9,811,153                       4.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  November 2005                                       1              195,259                       0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  January 2006                                        1              267,398                       0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2006                                       3              584,660                       0.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2006                                         54            6,043,747                       3.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2006                                        242           29,181,886                      14.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2006                                           50            5,214,175                       2.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $201,035,717                      100.00%
                                      1,340
==========================================================================================================

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2003-KS4 TRUST
Computational Materials:  Preliminary Term Sheet
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

LOAN GROUP II-A

LOAN      AGGREGATE   MORTGAGE NET       ORIGINAL REMAININGAGE      GROSS   MONTHS TO   MONTHS   INITIAL   PERIODICLIFETIME LIFETIME
                                          ERM TO                                        BETWEEN
          PRINCIPAL             ORTGAGE  TATURITY TERM TO            ARGIN   EXT RATE    RATE    PERIODIC   ATE     INIMUM
           BALANCE      RATE      RATE   MMONTHS) MATURITY  MONTHS)   (%)   NDJUSTMENT DJUSTMENT RATE CAP  RAP (%) MATE (%)  AXIMUM
 NUMBER      ($)         (%)   M  (%)    (        (MONTHS) (        M       A  DATE   A  DATES      (%)    C       R       MRATE (%)
 II-A-1
        163,926,083.38  7.808    6.063      360      359       1     7.496      23         6       2.882    1.108    7.870    14.082

 II-A-2  86,073,916.62  7.855    6.022      360      360       0     8.112      34         6       2.952    1.024    8.187    13.935


LOAN GROUP II-B

                                          RIGINAL                                       MONTHS
          AGGREGATE             ET       OERM TO  REMAINING          ROSS    ONTHS TO   BETWEEN  INITIAL    ERIODIC IFETIME
          PRINCIPAL    ORTGAGE  ORTGAGE  TATURITY TERM TO   GE       ARGIN  MEXT RATE    RATE    PERIODIC  PATE    LINIMUM   IFETIME
LOAN       BALANCE    M RATE   N  RATE   MMONTHS) MATURITY AMONTHS) G (%)   NDJUSTMENT DJUSTMENT RATE CAP  RAP (%) MATE (%) LAXIMUM
 NUMBER      ($)         (%)   M  (%)    (        (MONTHS) (        M       A  DATE   A  DATES      (%)    C       R       MRATE (%)
 II-B-1
        148,966,006.11  7.803    6.062      360      360       0     7.386      24         6       2.900    1.143    7.792    14.152

 II-B-2  51,033,993.89  8.414    6.581      360      360       0     8.058      34         6       2.904    1.082    8.353    14.672




                                  GROUP III MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cutoff Date Aggregate Principal Balance         $200,782,811.93
Number of Loans                                                       1,638
Average Current Loan Balance                                    $122,578.03      $18,000.00   $320,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                   81.31%          16.00%        95.00%
(1) Weighted Average Mortgage Rate                                   7.788%          4.950%        9.379%
(1) Weighted Average Net Mortgage Rate                               6.071%          3.245%        8.878%
(1) Weighted Average Note Margin                                     7.325%          3.850%       10.150%
(1) Weighted Average Maximum Mortgage Rate                          14.071%         10.950%       16.375%
(1) Weighted Average Minimum Mortgage Rate                           7.744%          4.375%       10.150%
(1) Weighted Average Term to Next Rate Adjustment Rate                   27              19            37
(months)
(1) Weighted Average Remaining Term to Maturity (months)                360             355           360
(1) (2) Weighted Average Credit Score                                   609             453           784
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.84% of the Group II-B Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         82.44%
                                              Planned Unit Development (detached)             6.81%
                                              Two to Four Family Units                        5.11%
                                              Condo Low-Rise (less than 5
                                              stories)                                        2.98%
                                              Planned Unit Development (attached)             1.75%
                                              Townhouse                                       0.90%

         Occupancy Status                     Primary Residence                              92.99%
                                              Non-Owner Occupied                              6.66%
                                              Second Home/Vacation Home                       0.34%

         Geographic Distribution              California                                     10.76%
                                              Florida                                         7.87%
                                              Texas                                           5.96%
                                              Michigan                                        5.28%
                                              Massachusetts                                   5.18%
                                              Illinois                                        4.62%
                                              Ohio                                            4.25%
                                              Minnesota                                       3.62%
                                              Arizona                                         3.33%
                                              Georgia                                         3.19%
         Number of States                     47
         Largest Zip Code Concentration       02301                                           0.35%
         Loans with Mortgage Insurance        65.85%
         Loans with Active Prepayment                                                        85.25%
Penalties
----------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                                        $639,947                        0.32%
                                                      6
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                                         2,960,961                       1.47
                                       23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539
                                                     83            9,183,613                       4.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559
                                                    139           16,587,387                       8.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579
                                                    231           26,129,587                      13.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599
                                                    234           29,352,952                      14.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619
                                                    312           38,807,245                      19.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                                        30,406,356                      15.14
                                       245
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659
                                                    154           20,288,018                      10.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679
                                                     84           10,016,567                       4.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699
                                                     47            6,938,294                       3.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719
                                                     40            5,119,983                       2.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739
                                                     16            1,768,351                       0.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759
                                                      8              885,816                       0.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater
                                                     12            1,385,734                       0.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES
                                                  1,634         $200,470,812                       99.84%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)
                                                      4           312,000.00                       0.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                           697          $51,447,584                       25.62%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                                760          105,174,127                      52.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                                169           40,470,824                      20.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                                 12            3,690,276                       1.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                   13           $1,851,215                        0.92%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                   50            6,986,387                       3.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                  120           18,013,239                       8.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                                  153           21,096,306                      10.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                  180           23,490,347                      11.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                  225           27,084,835                      13.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                  253           30,372,445                      15.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                  230           25,535,719                      12.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                  117           13,856,093                       6.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                   96           11,443,939                       5.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                  140           14,548,176                       7.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                   61            6,504,112                       3.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================




MORTGAGE RATES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  4.500% - 4.999%                                     1             $248,000                        0.12%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                    3              558,400                       0.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                   49            7,466,540                       3.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                   72           10,181,790                       5.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                  229           33,119,059                      16.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                  165           22,287,875                      11.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                  302           37,750,373                      18.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                  265           30,635,427                      15.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                  350           38,525,636                      19.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                  202           20,009,712                       9.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  0.01% - 50.00%                                     37           $3,483,727                        1.74%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                     17            2,189,065                       1.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                     43            5,115,535                       2.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                     36            4,471,338                       2.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                     69            8,149,370                       4.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                    129           17,055,668                       8.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                                    554           64,058,251                      31.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                                    297           36,743,688                      18.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                                    317           40,734,867                      20.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                    139           18,781,304                       9.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
California                                          126          $21,610,825                       10.76%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Florida                                             146           15,806,816                       7.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Texas                                               115           11,966,875                       5.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Michigan                                            102           10,607,248                       5.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Massachusetts                                        55           10,392,975                       5.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Illinois                                             71            9,274,874                       4.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ohio                                                 87            8,529,174                       4.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Minnesota                                            53            7,275,291                       3.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Arizona                                              53            6,680,147                       3.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Georgia                                              47            6,399,785                       3.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                                   783           92,238,801                      45.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================


MORTGAGE LOAN PURPOSE OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
 Equity Refinance                                               $132,712,001                       66.10%
                                      1,020
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                                         58,440,454                      29.11
                                       545
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance
                                                     73            9,630,357                       4.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================



   MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP III LOANS



----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                                             $169,841,602                       84.59%
                                      1,411
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                                            30,941,210                      15.41
                                       227
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================





OCCUPANCY TYPES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                                              $186,717,775                       92.99%
                                      1,501
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non-Owner Occupied                                               13,381,999                       6.66
                                       131
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second Home/Vacation Home
                                                      6              683,038                       0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                          OF MORTGAGE        THE STATISTICAL     OUTSTANDING AS OF THE
                                             LOANS            CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                                         $165,532,770                       82.44%
                                      1,378
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Development (detached)                              13,667,971                       6.81
                                       91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two to Four Family Units
                                                    70            10,260,523                       5.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)
                                                    54             5,983,564                       2.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Development (attached)
                                                    24             3,522,826                       1.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse
                                                    21             1,815,158                       0.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================



CREDIT GRADES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                                              $73,959,736                       36.84%
                                       592
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                                               58,656,361                      29.21
                                       464
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 AM                                                 320           38,030,480                      18.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 B                                                  176           20,181,966                      10.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 C                                                   72            8,105,520                       4.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                                                1,848,748                       0.92
                                       14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================



PREPAYMENT PENALTY TERMS OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                               216          $29,624,685                       14.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                           83           12,572,955                       6.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                          808          100,352,358                      49.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                          509           56,002,702                      27.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                           13            1,547,812                       0.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                            9              682,300                       0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================


(1)   Not 0, 12, 24, 36, or 60 months and not more than 60 months.



NOTE MARGINS OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                    1             $248,000                        0.12%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                    7            1,519,400                       0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                                   32            4,224,736                       2.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                   56            7,606,996                       3.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                   81           12,703,015                       6.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                  129           18,220,060                       9.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                  203           26,383,024                      13.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                  245           30,827,799                      15.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                  280           33,190,767                      16.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                  327           36,580,280                      18.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                  232           24,600,735                      12.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                   33            3,466,833                       1.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                    9              753,167                       0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                    3              458,000                       0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP III LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                                                  $248,000                        0.12%
                                                      1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%
                                                     44            6,862,340                       3.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%
                                                    215           31,240,994                      15.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%
                                                    414           57,349,941                      28.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%
                                                    584           65,537,795                      32.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%
                                                    303           32,015,765                      15.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%
                                                     77            7,527,977                       3.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================


MINIMUM MORTGAGE OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     4.000% -  4.999%                                             $1,911,917                        0.95%
                                       15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     5.000% -  5.999%
                                                     69           10,304,809                       5.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     6.000% -  6.999%
                                                    266           37,396,738                      18.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     7.000% -  7.999%
                                                    488           62,868,369                      31.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     8.000% -  8.999%
                                                    610           69,463,773                      34.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     9.000% -  9.999%
                                                    187           18,379,206                       9.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    10.000% -10.999%
                                                      3              458,000                       0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP III LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  November 2004                                                      $67,801                        0.03%
                                                      1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  January 2005                                                     1,363,491                       0.68
                                                      8
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  February 2005                                                    2,325,864                       1.16
                                       18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2005                                        161           20,050,915                       9.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2005                                        960          119,759,840                      59.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2005                                           26            3,149,418                       1.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  January 2006                                        2              219,488                       0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2006                                       9            1,119,816                       0.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2006                                         84            9,999,494                       4.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2006                                        365           42,330,335                      21.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2006                                            4              396,350                       0.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $200,782,812                      100.00%
                                      1,638
==========================================================================================================



----------------------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
----------------------------------------------------------------------------------------------
                  OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



LOAN GROUP III

LOAN      AGGREGATE   MORTGAGE NET       ORIGINAL REMAININGAGE      GROSS   MONTHS TO   MONTHS   INITIAL   PERIODICLIFETIME LIFETIME
                                          ERM TO                                        BETWEEN
          PRINCIPAL             ORTGAGE  TATURITY TERM TO            ARGIN   EXT RATE    RATE    PERIODIC   ATE     INIMUM
           BALANCE      RATE      RATE   MMONTHS) MATURITY  MONTHS)   (%)   NDJUSTMENT DJUSTMENT RATE CAP  RAP (%) MATE (%)  AXIMUM
 NUMBER      ($)         (%)   M  (%)    (        (MONTHS) (        M       A  DATE   A  DATES      (%)    C       R       MRATE (%)
 III-1
        143,008,169.40  7.696    6.053      360      360       0     7.234      24         6       2.843    1.109    7.693    14.012

 III-2   56,991,830.60  8.019    6.116      360      360       0     7.552      35         6       2.934    1.081    7.873    14.220







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